Exhibit 10.6

REPAYMENT AND COMPLETION GUARANTY

THIS REPAYMENT AND COMPLETION GUARANTY (“Guaranty”), dated as of September 12, 2025, is made and given by acres COMMERCIAL realty corp., a Maryland corporation, whose mailing address is 390 RXR Plaza, Uniondale, New York 11556 (“Guarantor”), in favor of HOYNE SAVINGS BANK, an Illinois state-chartered banking corporation, having its principal office at 810 S. Oak Park Avenue, Oak Park, Illinois 60304 (“Lender”).

RECITALS

A.
Lender has agreed to lend to 65 E. Wacker SPE PNC Holdings LLC, a Delaware limited liability company (“Borrower”), a bridge loan in the original principal amount of $10,944,026.00 (the “Loan”), which is evidenced by that certain Bridge Note in the principal amount of $10,944,026.00 dated as of even date herewith, executed by Borrower payable to Lender (the “Note”), which Loan is the subject of a Bridge Loan Agreement of even date herewith between Borrower and Lender (the “Loan Agreement”), and which is secured by Security Documents (as defined in the Loan Agreement); the Note, the Loan Agreement and the other Loan Documents (as set forth in the Loan Agreement) are sometimes hereinafter collectively referred to as the “Loan Documents.” Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement.
B.
It is a condition precedent to the obligation of Lender to make the Loan to Borrower that this Guaranty be executed and delivered by Guarantor.

NOW, THEREFORE, in consideration of the recitals, the truth and correctness of which are hereby confirmed by Guarantor, of the making of the Loan, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees with Lender as follows:

Section 1.
The Guaranty. Guarantor hereby primarily, absolutely, irrevocably and unconditionally guarantees to Lender the following (collectively referred to herein as the “Obligations”): (i) the prompt payment when due (whether at a stated maturity date or earlier by reason of acceleration or otherwise) of all indebtedness (principal, interest and other), liabilities and monetary obligations of Borrower to Lender of every kind, nature and description under the Loan Documents, which includes, but is not limited to, the Note; (ii) the prompt performance of all other covenants, obligations and agreements to be kept and performed by Borrower under the Loan Documents, including but not limited to (a) subject to any extension or delay due to Force Majeure and Lender making the proceeds of the Loan available to Borrower, construction of the Improvements and Completion thereof on or before the Completion Date, free and clear of all mechanics’, materialmen’s and laborers’ liens, other than those liens that have been bonded over in an amount equal to at least 150% of any such lien, (b) subject to Lender making the proceeds of the Loan available to Borrower and to the extent Borrower is responsible for providing fixtures, furnishing and equipment, the installation of all fixtures, furnishings and equipment in the Improvements (as defined in the Loan Agreement), and (c) material compliance with all environmental covenants and indemnities set forth in the Loan Agreement; and (iii) all representations and warranties made by Borrower in the Loan Documents being true, correct and complete in all material respects. This is a guaranty of payment and performance and not of collection. This Guaranty shall be a joint and several obligation of each Person who signs any guaranty of all or part of the Obligations.
Section 2.
Continuing Guaranty. This Guaranty is an absolute, irrevocable, direct, primary, unconditional, complete and continuing guaranty of payment and performance of the Obligations. The obligations of Guarantor hereunder shall not be released by any action which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of the Obligations. No notice of any renewal or extension of the Obligations need be given to Guarantor. Guarantor hereby waives (except as otherwise set forth herein) (a) diligence, demand for payment, presentment, protest, notice of demand, of protest, of dishonor, of nonpayment, of default or of nonperformance of any and all of the Obligations; (b) notices of advances of Loan Proceeds; (c) all other notices and demands of any kind and description relating to the Obligations now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) all defenses of Borrower pertaining to the Obligations, except for the defense of discharge by irrevocable payment and performance. The Obligations shall constitute the direct and primary obligations of Guarantor, and the obligations of Guarantor hereunder are irrevocable. Guarantor shall be and remain liable for any deficiency remaining after foreclosure of the Mortgage, whether or not the liability of Borrower or any Person for such deficiency is discharged pursuant to statute, judicial decision or otherwise. The acceptance of this Guaranty by Lender is not intended to and does not release any liability previously existing of guarantor or surety of any indebtedness of Borrower to Lender.
Section 3.
Other Transactions. Lender is authorized (a) to exchange, surrender or release, with or without consideration, any collateral or security which may be placed with it by Borrower or by any other Person, or to deliver any such collateral or security directly to Borrower for collection and remittance or for credit, or to collect the same in any manner without notice to Guarantor; and (b) to amend, extend or supplement the Loan Documents, to waive compliance by Borrower or any other Person with the terms thereof and to settle or compromise any of the Obligations without notice to or consent of Guarantor and without affecting the liabilities of Guarantor hereunder so long as such waiver or action does not increase the scope of the Guarantor’s Obligations. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty. The liabilities of Guarantor shall not be affected by any failure, delay, neglect or omission on the part of Lender to realize upon any of the obligations of Borrower to Lender, or upon any collateral or security for any of the Obligations, nor by the taking by Lender of (or its failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by Lender of (or its failure to take or its failure to perfect its security interest in or other lien on) collateral or security of any kind. No act or omission of Lender (other than fraud, recklessness, gross negligence or willful misconduct by Lender), shall affect or impair the obligations of Guarantor hereunder. This Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other Person. Possession of this Guaranty by Lender shall be conclusive evidence of due delivery hereof by Guarantor and acceptance hereof by Lender. This Guaranty shall continue in full force and effect, notwithstanding (a) the release of Borrower or any extension of time to Borrower, (b) the release of or any extension of time to any other guarantor of the Obligations or any part thereof, and/or (c) the making of any other loans by Lender to Borrower.

Section 4.
Actions Not Required. To the extent permitted by applicable law, Guarantor hereby waives any and all right to cause a marshalling of the assets of Borrower or any other action by any court or other governmental body with respect thereto or to cause Lender to proceed against any security for the Obligations or any other recourse which Lender may have and waives any requirement that Lender institute any action or proceeding at law or in equity, or obtain any judgment, against Borrower or any other Person, or with respect to any collateral or security for the Obligations, as a condition precedent to making demand on, or bringing an action or obtaining and/or enforcing a judgment against, Guarantor upon this Guaranty. Time is of the essence with respect to Guarantor’s obligations under this Guaranty. If any remedy or right hereby granted shall be found to be unenforceable, such unenforceability shall not limit or prevent enforcement of any other remedy or right hereby granted.
Section 5.
No Subrogation. Unless and until the Obligations have irrevocably been paid in full, and notwithstanding any payment or payments made by Guarantor hereunder, Guarantor irrevocably waives all rights of subrogation to any of the rights of Lender against Borrower or any other Person liable for payment of any of the Obligations or any collateral security or guaranty or right of offset held by Lender for the payment or performance of the Obligations, and Guarantor irrevocably waives all legal and equitable rights to seek any recourse to or contribution, recovery or reimbursement from, or subrogation against, Borrower or any other Person liable for payment or performance of any of the Obligations in respect of payments or performance made by Guarantor hereunder. Notwithstanding the foregoing, Guarantor may assert any claim or seek contribution, indemnification or any other form of reimbursement from any other party liable for the payment of any or all of the Obligations (other than Borrower) in respect of a payment made by such Guarantor of the Obligations (each a “Contribution Claim”), provided that any payment made pursuant to such Contribution Claim shall be paid directly to Lender until such time that Lender shall have been paid the full amount of any underlying Obligation which is the basis of such Contribution Claim, together with all other outstanding claims by Lender on account of the Obligations, and provided further that the assertion of any Contribution Claim shall not interfere or impede Lender’s rights or remedies against Guarantor or any other guarantors of the Loan.
Section 6.
Application of Payments. Any and all payments made by Guarantor or by any other Person, and/or the proceeds of any or all collateral or security for any of the Obligations, may be applied by Lender on such items of the Obligations as Lender may elect.
Section 7.
Recovery of Payment. If any payment received by Lender and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned or repaid for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made. No payment shall be deemed to be irrevocable for the purpose of this Guaranty if it remains subject to any possible such set aside, recovery, rescission, return or repayment for any reason.
Section 8.
Security Interest and Set-offs. To the extent the Obligations are due and payable and unpaid, and at any time thereafter, Lender is hereby authorized at any time, without notice to Guarantor (any such notice being expressly waived by Guarantor) and to the fullest extent permitted by law, to set-off and apply any and all deposits to or for the credit or the account of Guarantor relating to the Property against any and all of the Obligations now or hereafter existing, irrespective of whether or not Lender shall have made any demand hereunder and although such obligations may be contingent or unmatured and such deposits or indebtedness may be unmatured. Lender agrees that, as promptly as is reasonably possible after the exercise of any such setoff right, it shall notify Guarantor of its exercise of such setoff right; provided, however, that the failure of Lender to provide such notice shall not affect the validity of the exercise of such setoff rights. Notwithstanding the foregoing, the set-off rights granted to Lender hereunder should not extend to accounts which Guarantor holds in an agency or property management capacity or any accounts which Guarantor holds that are not related to the Property.
Section 9.
Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to, and covenants with, Lender that:
A.
Borrower’s Financial Condition. Guarantor is familiar with the financial condition of Borrower and with all other facts and circumstances which a diligent inquiry would reveal and which would bear upon the risk of nonpayment or nonperformance of the Obligations, and Guarantor has executed and delivered this Guaranty based on Guarantor’s own judgment and not in reliance upon any statement or representation of Lender. Lender shall have no obligation to provide Guarantor with any advice or information whatsoever or to inform Guarantor at any time of Lender’s actions, evaluations or conclusions on the financial condition of or any other matter concerning Borrower except as otherwise set forth herein.
B.
Organization, Standing, Etc. Guarantor is a corporation, duly and validly organized, existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to own its properties and to carry on its business as now conducted, to enter into this Guaranty and to perform its obligations hereunder. This Guaranty has been duly authorized by all necessary action and when executed and delivered will be the legal and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms. The execution, delivery and performance of this Guaranty will not violate Guarantor’s organizational documents or any law, statute, ordinance, code, or governmental rule or regulation applicable to Guarantor, and will not violate or cause a default under, or permit acceleration of, any agreement to which Guarantor is a party or by which it or any of its properties or assets is bound.
C.
Financial Statements and No Material Adverse Change. Guarantor’s financial statements heretofore furnished to Lender, have been prepared in accordance with recognized accounting principles consistently applied and fairly represent Guarantor’s financial condition on the date thereof in all material respects. Guarantor has no material obligation, liability or asset not disclosed in such financial statements, and there has been no material adverse change in the condition of Guarantor since the dates of such financial statements.
D.
Litigation. Except as previously disclosed to Lender in writing, there are no actions, suits or proceedings pending or, to the knowledge of Guarantor, threatened against or affecting Guarantor not fully covered by insurance (other than any deductible) which, if determined adversely to Guarantor, would have a material adverse effect on the condition of Guarantor or on the ability of Guarantor to perform its obligations under this Guaranty. To the best of Guarantor’s knowledge, Guarantor is not in violation of any law, statute, ordinance, code or governmental rule or regulation applicable to Guarantor where such violation could reasonably be expected to impose a material liability on Guarantor; no unsatisfied judgments have been entered against Guarantor; and no unsatisfied liens have been filed against Guarantor.
E.
Taxes. Guarantor has filed all federal, state and local tax returns required to be filed and has paid or made provision for the payment of all taxes due and payable pursuant to such returns and pursuant to any assessments made against the Guarantor or any of the Guarantor’s property (other than taxes, fees or charges the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been provided on the books of Guarantor).
F.
Enforceability. This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms (subject, as to enforceability, to limitations resulting from bankruptcy, insolvency or other similar laws affecting creditors’ rights generally).
Section 10.
Financial Statements and Reports. Guarantor will furnish to Borrower such financial statements, income tax returns and other reports and information as are necessary to enable Borrower to promptly comply with the Loan Agreement.
Section 11.
Remedies. All remedies afforded to Lender by this Guaranty are separate and cumulative remedies, and no one of such remedies, whether or not exercised by Lender, shall limit any of the other remedies available to Lender hereunder, under the Loan Documents, at law, in equity by statute or otherwise, and shall in no way limit or prejudice any other remedy which Lender may have. Mere delay or failure to act shall not preclude the exercise or enforcement of any such rights and remedies available to Lender.
Section 12.
Bankruptcy of Borrower. The liabilities and obligations of Guarantor under this Guaranty shall not be impaired or affected by the institution by or against Borrower of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors. Any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of Guarantor under this Guaranty, and upon the institution of any of the above actions, such obligations shall be enforceable against Guarantor.
Section 13.
Costs and Expenses. Guarantor shall pay or reimburse Lender on demand for all out of pocket expenses (including in each case all fees and expenses of counsel) incurred by Lender arising out of or in connection with the enforcement of this Guaranty against Guarantor or arising out of or in connection with any failure of Guarantor to fully and timely perform the obligations of Guarantor hereunder.

Section 14.
Waivers and Amendments. This Guaranty can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by Lender. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.
Section 15.
Transfer of Assets. Guarantor agrees not to transfer any material portion of its assets without fair and adequate consideration.
Section 16.
Notices. All notices, requests, demands and other communications required or permitted to be given hereunder will be sufficiently given if in writing and delivered in person, sent by United States certified mail, return receipt requested, postage prepaid, sent by overnight mail by a nationally recognized courier service by certified mail or by an overnight courier service to the party being given such notice at the appropriate address set forth on page 1 hereof, or to such other address as any party may give to the others in writing at least 10 days prior to the effective date of said change of address. Notices delivered in person shall be effective upon receipt; notices delivered by mail shall be effective 3 Business Days after being deposited in the United States mail; notices delivered by overnight mail shall be effective on the Business Day following delivery to the courier.
Section 17.
Guarantor Acknowledgments. Guarantor acknowledges that (a) Guarantor will benefit by and from the making of the Loan by Lender to Borrower; (b) Guarantor has received legal and adequate consideration for the execution of this Guaranty and has executed and delivered this Guaranty to Lender in good faith in exchange for reasonably equivalent value; (c) Guarantor is not presently insolvent and will not be rendered insolvent by virtue of the execution and delivery of this Guaranty; (d) Guarantor has not executed or delivered this Guaranty with actual intent to hinder, delay or defraud Guarantor’s creditors; (e) Lender has agreed to make the Loan in reliance upon this Guaranty; (f) Guarantor’s independent counsel has advised Guarantor in the negotiation, execution and delivery of this Guaranty; (g) Lender has no fiduciary relationship to Guarantor, their relationship being solely that of debtor and creditor; (h) no joint venture exists between Guarantor and Lender; and (i) to the best of Guarantor’s knowledge, Guarantor has received a true and correct copy of each Loan Document.
Section 18.
Successors and Assigns. This Guaranty shall (a) remain in full force and effect until irrevocable payment and performance in full of the Obligations, and the expiration of the obligation, if any, of Lender to make advances to Borrower under the Loan Agreement, (b) be binding upon Guarantor and the successors and assigns of Guarantor, and (c) inure to the benefit of, and be enforceable by, Lender and its successors, transferees and assigns.
Section 19.
GOVERNING LAW; JURISDICTION; VENUE. THIS GUARANTY, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. At the option of the Lender, this Agreement may be enforced in any FEDERAL COURT OR STATE COURT SITTING IN the state of ILLINOIS; GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN

ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
Section 20.
Severability. Whenever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto, shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.
Section 21.
WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND LENDER HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY, THE OBLIGATIONS HEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. GUARANTOR AND LENDER EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.
Section 22.
Counterparts. This Guaranty may be executed in any number of counterparts, whether signed by one or more Persons or by all Persons who collectively constitute Guarantor, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The agreements, duties, liabilities and obligations of Guarantor under this Guaranty shall not be affected or impaired in any way by virtue of the fact that said Persons sign separate counterparts hereof and do not all sign the same counterpart hereof.
Section 23.
General. All representations and warranties contained in this Guaranty, or in any other agreement between Guarantor and Lender, shall survive the execution, delivery and performance of this Guaranty and the creation, payment and performance of the Obligations for so long as the Obligations remain outstanding. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.

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Exhibit 10.6

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

acres COMMERCIAL realty corp., a Maryland corporation

By:	/s/ Mark S. Fogel
Mark S. Fogel President

STATE OF _New York___ )

COUNTY OF Nassau )

The instrument was acknowledged before this _10_ day of _September______, 2025, by Mark S. Fogel, the President of Acres Commercial Realty Corp., a Maryland corporation, on behalf of said corporation.

/s/ James T. Reiser

Notary Public

Signature Page to Repayment and Completion Guaranty